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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-57865 and 333-84799) of Workflow Management, Inc. of our report dated June 20, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
July 28, 1999